CSFB 05-7

Group 6

Pay rules

1.

Pay the NAS Priority Amount to the 6N1

a.

Concurrently:

i.

50% allocated sequentially as follows:

1.

Pay pro-rata to the 6S1-6S5 until retired

2.

Pay the 6Z1 until retired

ii.

50% allocated sequentially as follows:

1.

Pay pro-rata to the 6S6-6S10 until retired

2.

Pay the 6L1 until retired

2.

Pay the 6N1 until retired

Notes

Pxing Speed = 100 PPC (8 TO 20 CPR OVER 12 MONTHS, 20 CPR THERAFTER)

NAS bonds = 6N1 standard 60 mo lockout. (apply shift to both sched and prepays)

NAS Priority = Total 6N1 Balance/Total Non-PO Balance

Settlement = 7/29/05